UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 7, 2013

The Hallwood Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8303	51-0261339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

(214) 528-5588

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At The Hallwood Group Incorporated’s annual meeting of stockholders held on May 7, 2013, stockholders voted to elect one director to hold office for three years.

The voting results are provided below:

Director Nominee	Term Expires	Voted For	Withheld	Broker Non- Votes
Michael R. Powers	2016	1,152,689	39,114	-0-

The Company’s other directors are Charles A. Crocco, Jr., whose term of office as a director continues until the 2014 annual meeting, Anthony J. Gumbiner, the Chairman of the Board, whose term of office as a director continues until the 2015 annual meeting, and Amy H. Feldman, whose term of office as a director continues until the 2015 annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	THE HALLWOOD GROUP INCORPORATED

	By:	/s/ Richard Kelley
Richard Kelley, Vice-President & CFO